                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         March 6, 2003 (March 5, 2003)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      1-15827                 38-3519512
           --------                      -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

 17000 Rotunda Drive, Dearborn, Michigan                            48120
-----------------------------------------                         ---------
(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------

ITEM 5.   OTHER EVENTS.

         On March 5, 2003, we issued a press release relating to an agreement to exit the seating business. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
99.1                       Press release dated March 5, 2003

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       VISTEON CORPORATION




Date:  March 6, 2003                   By:    /s/ Stacy L. Fox
                                           ---------------------------------
                                              Stacy L. Fox
                                              Senior Vice President,
                                              General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.                        Description                          Page

Exhibit 99.1                 Press Release dated
                             March 5, 2003